SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                  OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              COMMSCOPE, INC.
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

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                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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4)   Date Filed:

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

                              COMMSCOPE, INC.

                                                               March 27, 2002

Dear Stockholder:

     You are cordially  invited to the Annual Meeting of Stockholders  (the
"Annual Meeting") of CommScope, Inc., a Delaware corporation (the "Company"), to be held on May 3, 2002 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

     At the Annual Meeting we will review the Company's activities in 2001, as well as the outlook for 2002. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares are held in a participating bank or brokerage account, you may be eligible to vote over the Internet, or by telephone, as an alternative to mailing the traditional proxy card. Please see "Voting Electronically via the Internet or Telephone" in the Proxy Statement for further details.

     You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.

                                           Sincerely,




                                           /s/ Frank M. Drendel
                                           Frank M. Drendel
                                           Chairman of the Board and
                                           Chief Executive Officer

                              COMMSCOPE, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders (the "Annual Meeting") of CommScope, Inc. (the "Company") will be held on May 3, 2002, at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017.

         The Annual Meeting will be conducted:

      1. To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

         Proposal One:         To elect two Class II  directors  for terms
                               ending at the 2005  Annual  Meeting  of
                               Stockholders;

         Proposal Two:         To approve an amendment  and  restatement  of
                               the Amended and Restated CommScope, Inc. 1997
                               Long-Term  Incentive  Plan  to,  among  other
                               things,  increase  the  shares  reserved  for
                               issuance   thereunder   by  an  additional  3
                               million shares.

         Proposal Three:       To ratify  the  appointment  by the Board  of
                               Directors of the Company of Deloitte & Touche
                               LLP as independent auditor for the Company for the 2002 fiscal year.

      2. To transact such other business as may properly come before the Annual Meeting.

         Stockholders of record at the close of business on March 22, 2002 will be entitled to notice of and to vote at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,




                                          /s/ Frank B. Wyatt, II
                                          Frank B. Wyatt, II
March 27, 2002                            Secretary

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you elected to receive the 2002 Proxy Statement and 2001 Annual Report electronically over the Internet you will not receive a paper proxy and YOU should vote online, unless you cancel your enrollment. If your shares are held in a PARTICIPATING bank or brokerage account and you did not elect to receive materials through the Internet, you may be eligible to vote your proxy over the Internet or by telephone. Please SEE "VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE" IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                              COMMSCOPE, INC.

                  1100 COMMSCOPE PLACE, S.E., P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                     ---------------------------------

                              PROXY STATEMENT

     This Proxy Statement (the "Proxy Statement") is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 3, 2002 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue - 11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: Proposal One: To elect two Class II directors for terms ending at the 2005 Annual Meeting of Stockholders; Proposal Two:
To approve an amendment and restatement of the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan to, among other things, increase the shares reserved for issuance thereunder by an additional 3 million shares; and Proposal Three: To ratify the appointment by the Board of Directors of the Company of Deloitte & Touche LLP as independent auditor for the Company for the 2002 fiscal year.

     The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

     The Board of Directors of the Company has fixed the close of business on March 22, 2002 (the "Annual Meeting Record Date") as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 61,717,159 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically to each stockholder entitled to vote at the Annual Meeting on or about April 1, 2002.

     On July 28, 1997, the Company became an independent public company when it was spun off (the "Spin-off") from its parent company, General Instrument Corporation (subsequently renamed General Semiconductor, Inc.).

                      VOTING AND REVOCATION OF PROXIES

VOTING

     Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

     The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. The affirmative vote of a majority of the votes cast on Proposal

Two is required to approve such proposal, provided that the total votes cast on such proposal represents a majority of the shares entitled to vote thereon. The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, is required to approve Proposal Three.

     For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote "against" the matter (other than the election of directors) and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors' recommendations as set forth herein with respect to such proposal(s).

     In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the
Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     Stockholders whose shares are registered in the name of a bank or brokerage and who elected to receive the Company's 2001 Annual Report and this Proxy Statement over the Internet will be receiving an email on or about April 1, 2002 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company's 2001 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company's annual report and proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

REVOCATION

     Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                    PROPOSAL ONE: ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of six directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: two Class I Directors, whose terms expire at the 2004 Annual Meeting; two Class II Directors, whose terms expire at the 2002 Annual Meeting of Stockholders; and two Class III Directors, whose terms expire at the 2003 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

     If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are presently serving as directors of the Company. Information concerning the nominees for director is set forth below.

  NOMINEES FOR TERMS ENDING AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

     EDWARD D. BREEN, age 46, is President and Chief Operating Officer of Motorola, Inc. ("Motorola"). He was Executive Vice President of Motorola from January 2001 to January 2002, and President of Motorola's Broadband Communications sector from January 2000 to January 2001. Prior to joining Motorola, Mr. Breen was Chairman and Chief Executive Officer of General Instrument (formerly NextLevel Systems, Inc.) from December 1997 to January 2000, after having served as Acting Chief Executive Officer and President of General Instrument since October 1997. He was President of General Instrument Corporation Broadband Networks Group from February 1996 and Vice President of General Instrument from November 1994 until the spin-off. He continued in those positions for General Instrument through October 1997. He was Executive Vice President, Terrestrial Systems of General Instrument Corporation, from October 1994 to January 1996 and Senior Vice President of Sales General Instrument Corporation from June 1988 to October 1994. He is a director of Motorola, McLeod USA, Inc. and VIA NET.WORKS, INC.

     JAMES N. WHITSON, age 67, has served and continues to serve as a director of SEI, a privately owned company engaged in life insurance, equipment sales and rentals, and bottled water, since 1973, and as Executive Vice President and Chief Operating Officer of SEI from 1989 until March 1998, when he retired. He is a director/trustee of the Seligman Group of Investment Companies and a director of C-SPAN.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY. PROXIES WILL BE VOTED "FOR" EACH OF THE FOREGOING NOMINEES AS A DIRECTOR OF THE COMPANY, UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                         MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS OF THE COMPANY

     The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company, each of whom has served since the Spin-off (other than Mr. Faircloth, who has served since February 11, 1999 and Ms. Travis, who has served since February 21, 2002).

NAME, AGE AND CURRENT         TERM
PRINCIPAL OCCUPATION         EXPIRES   INFORMATION
---------------------       ---------  ------------------------------------
Edward D. Breen, 46           2002     Edward  D.  Breen is  President  and
 President and Chief                   Chief Operating Officer of Motorola,
 Operating Officer of                  Inc. ("Motorola").  He was Executive
 Motorola, Inc.                        Vice   President   of  Motorola  and
                                       President,   Networks   Sector  from
                                       January 2001 to January 2002. He was
                                       Executive    Vice    President    of
                                       Motorola,     and    President    of
                                       Motorola's Broadband  Communications
                                       Sector from  January 2000 to January
                                       2001. Prior to joining Motorola, Mr.
                                       Breen   was   Chairman   and   Chief
                                       Executive    officer    of   General
                                       Instrument   Corporation,   formerly
                                       NextLevel Systems, Inc. ("GI"), from
                                       December 1997 to January 2000, after
                                       having   served  as   acting   Chief
                                       Executive  Officer and  President of
                                       GI  since   October   1997.  He  was
                                       President   of  General   Instrument
                                       Corporation's   Broadband   Networks
                                       Group  from  February  1996 and Vice
                                       President   of  General   Instrument
                                       Corporation from November 1994 until
                                       the Spin-off.  He was Executive Vice
                                       President,  Terrestrial  Systems  of
                                       General Instrument Corporation, from
                                       October  1994 to  January  1996  and
                                       Senior  Vice  President  of Sales of
                                       General Instrument  Corporation from
                                       June 1988 to October  1994.  He is a
                                       director  of  Motorola,  McLeod USA,
                                       Inc.,   and  VIA   NET.WORKS,   INC.

Frank M. Drendel, 57          2003     Frank M.  Drendel has been  Chairman
 Chairman and Chief Executive          and Chief  Executive  Officer of the
 Officer of the Company                Company  since  the   Spin-off.   He
                                       served as a director of GI Delaware,
                                       a subsidiary  of General  Instrument
                                       Corporation,  and  its  predecessors
                                       from 1987 to 1992. He was a director
                                       of  General  Instrument  Corporation
                                       from 1992 until the  Spin-off and

                                       GI from the Spin-off  until  January
                                       5, 2000.  He has served as President
                                       and   Chairman  of   CommScope   NC,
                                       currently   a   subsidiary   of  the
                                       Company,  from  1986  to  1997,  and
                                       Chief Executive Officer of CommScope
                                       NC since  1976.  Prior to that time,
                                       Mr.   Drendel   has   held   various
                                       positions  with  CommScope  NC since
                                       1971.  He is a  director  of  Nextel
                                       Communications,     Inc.,     Corvis
                                       Corporation, C-SPAN and the National
                                       Cable Television Association.

Duncan M. ("Lauch")           2003     Duncan M.  ("Lauch")  Faircloth  has
 Faircloth, 74                         spent  approximately  50 years,  and
 Private Investor,                     continues  to  spend  time,  in  the
 Former U.S. Senator                   private   business  sector  building
                                       several  businesses in  agriculture,
                                       construction,    real   estate   and
                                       automobile dealerships. He is also a
                                       long-time  private   investor.   Mr.
                                       Faircloth   was  a   United   States
                                       Senator  from 1993  through  January
                                       1999.   He  served  on  the   Senate
                                       Appropriations     Committee,    the
                                       Banking,  Housing and Urban  Affairs
                                       Committee  and  the  Small  Business
                                       Committee.  He was the  chairman  of
                                       two      subcommittees     -     the
                                       Appropriations  Subcommittee  on the
                                       District of Columbia and the Banking
                                       Subcommittee       on      Financial
                                       Institutions and Regulatory  Relief.
                                       Mr.   Faircloth   also   served   as
                                       Chairman   of  the  North   Carolina
                                       Highway Commission from 1969 to 1973
                                       and Secretary of the North  Carolina
                                       Department  of Commerce from 1977 to
                                       1983.

Boyd L. George, 60            2004     Boyd L.  George is  Chairman  of the
 Chairman of the Board                 Board and Chief Executive Officer of
 and Chief Executive                   Alex Lee, Inc. (subsidiaries of Alex
 Officer of Alex Lee, Inc.             Lee,   Inc.    include:    Merchants
                                       Distributors,   a   wholesale   food
                                       distributor; Institution Food House,
                                       Inc., a foodservice distributor; and
                                       Lowe's Food  Stores,  Inc., a retail
                                       operation).   Mr.  George  has  been
                                       Chairman and Chief Executive Officer
                                       of Alex Lee, Inc.  since the company
                                       was  founded  in 1992 and  served as
                                       President  from  1992 to  1995.  Mr.
                                       George  joined a subsidiary  of Alex
                                       Lee,  Inc.  in 1969 and has  served,
                                       and  continues to serve,  in various
                                       positions,  including  Chairman  and
                                       Chief  Executive  Officer  for  such
                                       subsidiary  as  well
                                       as for other subsidiaries.

George N. Hutton, Jr., 72     2004     George  N.  Hutton,  Jr.  is and has
 Private  Investor                     been a  private  investor  for  more
                                       than  15  years.   He  is  a  former
                                       director of Sprint  Corporation  and
                                       of M/A Com Inc.


James N. Whitson, 67          2002     James  N.  Whitson  has  served  and
 Director of various                   continues  to serve as a director of
 organizations                         Sammons Enterprises, Inc. ("SEI"), a
                                       privately-owned  company  engaged in
                                       life insurance,  equipment sales and
                                       rentals,  and bottled  water,  since
                                       1973,    and   as   Executive   Vice
                                       President   and   Chief    Operating
                                       Officer of SEI from 1989 until March
                                       1998,  when  he  retired.  He  is  a
                                       director/trustee   of  the  Seligman
                                       Group of Investment  Companies and a
                                       director of C-SPAN.

June E. Travis, 62            2004     June E.  Travis  has been  Executive
 Officer of a non-profit               Vice President of the Binning Family
 organization and former cable         Foundation,       a       non-profit
 television executive                  organization  dedicated  to  helping
                                       youth   develop    technology    and
                                       leadership  skills  since  mid-2000.
                                       Ms.  Travis has served as  Executive
                                       Vice  President and Chief  Operating
                                       Officer   of  the   National   Cable
                                       Television  Association  (NCTA) from
                                       1994 to 1999.  Prior  to  1994,  Ms.
                                       Travis  served as the  President and
                                       Chief Operating  Officer of Rifkin &
                                       Associates,   a  Denver-based  cable
                                       television   operator.   Ms.  Travis
                                       chaired  the  industry's   political
                                       action  committee,  Cable  PAC  from
                                       1994 to 1999.  Ms. Travis has served
                                       as a director of NCTA, C-SPAN, Cable
                                       in the Classroom, and Women in Cable
                                       (WIC).

  COMPENSATION OF DIRECTORS

     Employee directors do not receive additional compensation for serving on the Company's Board of Directors. Nonemployee directors receive an annual retainer of $25,000, and committee chairmen receive an additional $5,000 retainer. The nonemployee directors' remuneration is paid quarterly unless payment is deferred. In addition, each nonemployee director, upon initial election to the Board of Directors, receives 1,000 shares of Common Stock that vest immediately and is granted an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. In February 2002, such awards were made to one nonemployee director upon initial election to the Board of Directors. If a director remains in office, a similar option is granted every three years. In February 2002, the Company made one such grant to one nonemployee director to purchase 20,000 shares of Common Stock.

     The Amended and Restated CommScope 1997 Long-Term Incentive Plan (the "1997 LTIP") provides that nonemployee directors may be granted stock options under the 1997 LTIP in addition to the automatic grants described above. No such additional grants of stock options were made to nonemployee directors in 2001. However, in February 2002, the Company made four such additional grants of stock options to nonemployee directors to purchase an aggregate of approximately 20,000 shares of Common Stock.

  COMMITTEES OF THE BOARD OF DIRECTORS - BOARD MEETINGS

     The Board of Directors of the Company held 7 meetings in 2001. Each incumbent director attended (i) 75% or more of all meetings of the Board of Directors and (ii) all meetings of the Board Committees on which they served, except Mr. Breen did not attend one board meeting and two committee meetings.

     The Company has Audit, Compensation and Executive Committees of the Board of Directors. Members of the Audit and Compensation Committees are not employees of the Company. The Company has no nominating or similar committee.

     AUDIT COMMITTEE. The Audit Committee's principal functions are to review the scope of the annual audit of the Company's consolidated financial statements by its independent auditors, review the annual consolidated financial statements of the Company and the related audit report as prepared by the independent auditors, recommend the selection of independent auditors each year, review the independence of the independent auditors, review the adequacy and scope of the internal audit plan, and review any significant internal audit findings. The members of the Audit Committee are the following nonemployee directors: Mr. Whitson, Chairman, Mr. Breen and Mr. George. All members of the Audit Committee are independent, financially literate, and at least one member has accounting and financial management expertise. The Audit Committee held 5 meetings in 2001.

     COMPENSATION COMMITTEE. The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity it makes or recommends option grants or awards under these plans. In addition, the Compensation Committee makes recommendations to the Company's Board of Directors with respect to the compensation of the Chief Executive Officer and determines the compensation of the other senior executives. The Compensation Committee also recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are the following nonemployee directors: Mr. Hutton, Chairman, and Mr. Faircloth. The Compensation Committee held 3 meetings in 2001.

     EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise all powers and authority of the Company's Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company's Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Mr. Drendel, Chairman, Mr. Breen and Mr. George. The Executive Committee held 1 meeting in 2001.

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2001, the Company leased an aircraft and hangar from companies owned by Frank M. Drendel, Chairman and Chief Executive Officer of the Company, for an aggregate amount of approximately $147,000. Mr. Drendel is a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services. In 2001, Nextel Communications, Inc. and its affiliates purchased products from the Company for an aggregate amount representing less than 2% of the Company's total sales.

     Edward D. Breen,  a director of the Company,  is  President  and Chief
Operating Officer of Motorola, Inc. In 2001, Motorola, Inc. purchased products from the Company for an aggregate amount representing less than 1% of the Company's total sales.

     Boyd L. George, a director of the Company, is Chairman and Chief Executive Officer of Alex Lee, Inc., the parent of Lowe's Food Stores, Inc. In 2001, the Company purchased gift certificates for all of its North Carolina area employees (as an employee benefit) from Lowe's Food Stores, Inc. for an aggregate payment of approximately $78,000.

     On November 16, 2001, Lucent Technologies Inc. ("Lucent") acquired approximately 16.5% of the Company's then outstanding Common Stock, excluding the Common Stock acquired by Lucent, in connection with the Company's acquisition of an approximate 18.4% interest in OFS BrightWave, LLC ("OFS BrightWave"). The Company and The Furukawa Electric Co. Ltd. formed OFS BrightWave to acquire certain fiber and cable transmission assets from Lucent. In 2001, Lucent purchased products from the Company for an aggregate amount representing less than 1% of the Company's total sales.

     The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that, during the year ended December 31, 2001, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements.

  EXECUTIVE OFFICER COMPENSATION

     SUMMARY OF COMPENSATION. The table below sets forth a summary of the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company.

                         SUMMARY COMPENSATION TABLE


                                                                           LONG-TERM
                                                                           COMPENSATION
                                            ANNUAL COMPENSATION(a)         AWARDS
                                            ----------------------         -------------

                                                                           SECURITIES
                                                                           UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR    BASE SALARY       BONUS      OPTIONS(#)(C)     COMPENSATION
   ---------------------------        ----    -----------       -----      -------------     ------------
Frank M. Drendel..............        2001    $  550,957    $     --         $    --         $   85,107  (d),(e)
   Chairman and Chief Executive       2000       525,475       322,158          120,000          15,707
   Officer                            1999       502,761       424,833           56,300          16,263


Brian D. Garrett..............        2001    $  330,567    $     --         $    --         $   51,848  (d),(e)
   President and Chief Operating      2000       315,265       178,415           57,900          15,666
   Officer                            1999       301,640       259,086           32,650          15,673


Jearld L. Leonhardt...........        2001    $  271,565    $     --         $    --         $   42,952  (d),(e)
   Executive Vice President and       2000       248,892       140,853           38,700          15,229
   Chief Financial Officer            1999       238,135       199,507           22,500          15,510


Gene W. Swithenbank...........        2001    $  231,977    $      --        $     --        $   36,894  (d),(e)
   Executive Vice President,          2000       221,251       125,210           31,400          15,196
   Global Broadband Sales and         1999       211,686       153,629           15,000          15,422
   Marketing
Frank B. Wyatt, II............        2001    $  189,249    $  50,000 (b)    $     --        $   83,939  (d),(e)
   Senior Vice President,             2000       153,860       48,978            27,700          12,678
   General Counsel and Secretary      1999       138,747       58,644             9,600          11,768



(a) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b)      Reflects a one-time bonus that was not paid under the Company's Annual Incentive Plan.

(c)      Reflects the number of shares of Common Stock underlying options granted.

(d)       Amounts for 2001  reflect (i) the  matching  contribution  under the  CommScope,  Inc. of North  Carolina
          Employees  Retirement  Savings Plan (the  "Employees  Retirement  Savings Plan") in the amount of $3,307,
          $3,400, $3,431, $3,366 and $3,096 for 2001 on behalf of Messrs. Drendel, Garrett, Leonhardt, Swithenbank, and Wyatt, respectively,  (ii) the profit sharing allocation of $11,087 to the account of each of Messrs.
          Drendel, Garrett,  Leonhardt,  Swithenbank and of $10,035 to the account of Mr. Wyatt under the Employees
          Retirement  Savings Plan for 2001, (iii) payment by the Company in 2001 of cash amounts in lieu of profit sharing allocations to their respective Employees Retirement Savings Plan accounts of $4,335 on behalf of each of Messrs. Drendel, Garrett,  Leonhardt,  Swithenbank and Wyatt, (iv) payment by the Company in 2001 of premiums of $734,  $441,  $364,  $309 and $257 for term life  insurance on behalf of Messrs.  Drendel,
          Garrett, Leonhardt,  Swithenbank and Wyatt, respectively, (v) the annual credit under the CommScope, Inc.
          Supplemental Executive Retirement Plan (the "Restated Plan") in the amount of $65,644,  $32,585, $23,735, and $17,797 for 2001 to the regular  accounts  thereunder of Messrs.  Drendel,  Garrett,  Leonhardt,  and
          Swithenbank,  respectively and (vi) the annual credit for 2001 to the regular  account,  and the one time credit to the special account, of Mr. Wyatt under the Restated Plan in the aggregate amount of $66,216.



                                     9

(e)       Effective  January 1, 2001,  the Restated  Plan amended and  superceded  the terms and  conditions of the
          CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan (the "Prior Plan"). The Restated
          Plan  provides for  retirement  benefits  payable over 5, 10 or 15 years (or,  upon  approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum)
          out of amounts credited to a participant's  special and regular accounts and earnings at a rate of 7% per year (or other rate that may be established by the plan administrator)  credited to undistributed amounts in those  accounts.  Pursuant  to the  Restated  Plan,  the special  account of each of Messrs.  Drendel,
          Garrett, Leonhardt and Swithenbank was credited with an amount equal to the lump sum actuarial equivalent of the retirement  benefit accrued by that participant under the Prior Plan as of December 31, 2000, and, because Mr. Wyatt did not  participate in the Prior Plan,  the special  account of Mr. Wyatt was credited with the one-time  credit  described  in footnote  (d) above in  accordance  with the  provisions  of the
          Restated Plan.


  STOCK OPTIONS

     GRANT OF OPTIONS. The Company made no grants of options to purchase Common Stock during the year ended December 31, 2001 to the executives listed in the Summary Compensation Table.

     AGGREGATED OPTION EXERCISES AND YEAR-END VALUE. The following table sets forth as of and for the year ended December 31, 2001, for each of the executives listed in the Summary Compensation Table (i) the aggregated shares acquired upon exercise of stock options during the year; (ii) the value realized upon exercise of those options; (iii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at fiscal year-end; and (iv) the value of such options which were in-the-money at fiscal year-end (based on the difference between the closing price of Common Stock on the last day of the year and the exercise price of the option on such date).

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES


                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED STOCK        IN-THE-MONEY STOCK
                                                      OPTIONS AT FISCAL YEAR-END (#)        OPTIONS AT FISCAL
                                                                                             YEAR-END ($)(A)
                              SHARES
                            ACQUIRED ON       VALUE
          NAME              EXERCISE(#)    REALIZED($)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------- ------------  ----------------  -----------   -------------   -----------   -------------
Frank M. Drendel......           _        $     _              603,319      124,217       $4,474,911      $476,400
Brian D. Garrett......           _        $     _              203,797       61,994       $1,361,909      $231,264
Jearld L. Leonhardt...           _        $     _              235,382       45,810       $1,809,649      $179,808
Gene W. Swithenbank...           _        $     _              135,885       32,709         $984,794      $125,364
Frank B. Wyatt, II....           _        $     _               66,931       26,667         $451,223      $104,650

 (a) Based on the difference between the closing price of $21.27 per share at December 31, 2001, as reported on the NYSE Composite Tape and the exercise prices of the in-the-money, unexercised options on such date.


         EMPLOYMENT AGREEMENTS

     In November 1988, Frank M. Drendel entered into an employment agreement (the "Agreement") with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the
date  of  this  Proxy   Statement,
neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

SEVERANCE PROTECTION AND SEPARATION AGREEMENTS

     The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements continue in effect for a period of two years from January 1 of a given year and are automatically extended for one year on January 1 of each year unless notification is given to either the Company or the executive, except that the term may not expire prior to 24 months following a Change in Control (as defined in the agreement).

     The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months of a Change in Control of the Company if such termination is (i) by the Company for any reason other than for cause or disability or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive's base salary and the target annual bonus payable to the executive under the Company's annual incentive plan for the fiscal year immediately preceding the fiscal year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a pro rata bonus (calculated up to the executive's termination date). The executive's benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a "Continuation Period"). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive's base amount and the executive's bonus amount. The executive will also receive limited reimbursement for outplacement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any other plan, agreement or arrangement of the Company or any of its affiliates. If the executive's employment is terminated without cause (i) within six months prior to a Change in Control or (ii) at any time prior to the date of a Change in Control but (A) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise in connection with, or in anticipation of, a threatened Change in Control which actually occurs, such termination shall be deemed to have occurred after the Change in Control.

     If the executive's employment is terminated by the Company for cause or disability, by reason of the executive's death or by the executive other than for Good Reason, the Company shall pay to the executive his accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive's death, the executive will receive a pro rata bonus in addition to accrued compensation.

     The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

OTHER CHANGE IN CONTROL ARRANGEMENTS

     Following is a brief  description of the change in control  provisions
included  in  each  of  the  Company's  employee   compensation  plans  and
arrangements.

     ANNUAL INCENTIVE PLAN. The CommScope, Inc. Annual Incentive Plan (the "Annual Incentive Plan") is the Company's annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a pro rata portion of his or her bonus award assuming that all performance percentages are 100%.

     DEFERRED COMPENSATION PLAN. The CommScope, Inc. of North Carolina Deferred Compensation Plan (the "Deferred Compensation Plan") allows a select group of management or highly compensated employees to defer a percentage of compensation or a specified dollar amount each year up to 50% of base salary and 100% of any bonuses earned under the Company's annual management incentive plan for that year. Amounts deferred are payable in a lump sum or in annual installments pursuant to the terms of an irrevocable election made by the participant or earlier upon the occurrence of certain events, including specified terminations of the participant's employment.

     Upon a change in control of the Company (as defined in the Deferred Compensation Plan), the Deferred Compensation Plan will terminate and each participant will be paid his or her entire deferred compensation account balance in a single lump sum.

     1997 LTIP. The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares and phantom stock to employees and officers of the Company and its subsidiaries and the granting of stock and stock options to the Company's nonemployee directors. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards. Pursuant to the terms of the 1997 LTIP and subject to an optionee's rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The CommScope, Inc. Supplemental Executive Retirement Plan is an unfunded nonqualified plan maintained for the benefit of a select group of management and/or highly compensated employees of the Company and its subsidiaries that, in general, provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's accounts and earnings credited thereon. Pursuant to the terms of that plan, in the event of a change in control (as defined therein), each participant who is employed by the Company immediately prior to that change in control will be eligible to receive the full value of his or her account balance in a single lump sum following his or her termination other than for cause occurring within 2 years after the date of such change in control.

                      COMPENSATION COMMITTEE REPORT ON
                     COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee considers and recommends to the Board of Directors the base salary to be paid to the Chief Executive Officer, determines the base salary for all other executive officers, makes recommendations to the Board of Directors with respect to the Company's overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

     In establishing and administering the Company's compensation policies and programs, the Compensation Committee considered the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership,
(ii) base salary and (iii) annual bonus.

  STOCK OWNERSHIP

     The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other significant employees is through a broad and deep stock option program.

     Ordinarily the Company has awarded options annually under the 1997 LTIP in December of a given year. However, in December 2001, the Company did not award any options under the 1997 LTIP because the Company was considering changing the timing of option grants from an annual basis to a different basis and evaluating the impact of a recent acquisition on its stock option plans. In February, 2002, the Company awarded options under the 1997 LTIP to purchase an aggregate of approximately 177,000 shares of Common Stock to the executive officers named in the Summary Compensation Table other than the Chief Executive Officer whose grant is described below. Such option awards were consistent with those that would have been made in December of 2001. The exercise price of each of these options as of the date of grant was the closing market price per share of Common Stock on the date of grant.

     Management recommends to the Compensation Committee those executive officers and other significant employees to whom options should be granted and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his or her level of responsibility and position in the Company. To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and normally are not exercisable until one year after the date of grant.


  BASE SALARY

     The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive's base salary reflects his level of responsibility and position in the Company.

     During 2001, each of the executive officers named in the Summary Compensation Table received base salary increases. These increases were based upon each officer's individual services rendered, level and scope of responsibility and experience. Also taken into account was the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

  ANNUAL INCENTIVE BONUS

     The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company. In addition, awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer's achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership. Under the Annual Incentive Plan, in 2001 management recommended, and the Compensation Committee established, for each executive officer a bonus target percentage of that officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. The target award percentage for executive officers named in the Summary Compensation Table (other than the Chief Executive Officer) for 2001 ranged from 35% to 60%. The target award percentage for the Chief Executive Officer was 75%. Because the Company's performance target for 2001 basic earnings per share was not achieved, in 2001 no target awards were paid with respect to performance in 2001 (see "Summary Compensation Table - Bonus").

  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective January 1, 2001, the Company amended and restated the terms and conditions of the CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan to change the plan from a defined benefit type plan to a defined contribution plan. The amendment and restatement does not apply with respect to participants who were retired as of December 31, 2000. The amended and restated plan is named the CommScope, Inc. Supplemental Executive Retirement Plan and provides for retirement benefits payable over 5, 10 or 15 years (or, upon approval of the plan administrator and subject to forfeiture of a portion of the participant's account balance, in a lump sum) out of amounts credited to a participant's special and regular accounts and earnings at a rate of 7% per year (or other rate that may be established by the plan administrator).

  CHIEF EXECUTIVE OFFICER COMPENSATION

     Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 2001, the Compensation Committee recommended and the Board of Directors of the Company approved the increase of Mr. Drendel's annual salary rate from $528,000 to $555,000, effective March 1, 2001, and the increase of his target bonus percentage under the Annual Incentive Plan from 65% to 75%. The Compensation Committee recommended and on February 21, 2002, Mr. Drendel was granted an option to purchase 155,000 shares of Common Stock with a per share exercise price of $16.20, the closing market price of the Common Stock on the date of the grant. The increase in Mr. Drendel's salary and target bonus percentage was determined based on factors such as the Company's overall performance, Mr. Drendel's individual performance, and the compensation of similarly situated executives at comparable corporations.

  COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter qualify as "performance-based compensation" and be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer qualify as "performance-based" compensation and, if so qualified, be deductible. No executive officer's compensation in 2001 was non-deductible by reason of the application of Section 162(m) and it is not expected that any executive officer's compensation will be non-deductible in 2002 by reason of the application of Section 162(m).

     Respectfully submitted,

COMPENSATION COMMITTEE

GEORGE N. HUTTON, JR., CHAIRMAN
DUNCAN M. FAIRCLOTH

                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate. A copy of the Audit Committee Charter is included as Annex A to this Proxy Statement.

     This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and the Company's independent public accountants; (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

     The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte & Touche LLP, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

     Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     Respectfully submitted,

AUDIT COMMITTEE

JAMES N. WHITSON, CHAIRMAN
EDWARD D. BREEN
BOYD L. GEORGE

                             PERFORMANCE GRAPH

     The following graph compares cumulative total return on $100 invested on July 28, 1997, the first day the Common Stock began trading after the Spin-off, in each of the Common Stock, the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's MidCap 400 Telecommunications Equipment Index ("Telecommunications Equip-Mid") (formerly the Standard & Poor's MidCap 400 Communications Equipment Index). The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below does not include "when-issued" trading prior to the Spin-off and is not necessarily indicative of future price performance.


[OBJECT OMITTED]



 COMPANY/ INDEX                                28 JUL 97    DEC 97     DEC 98      DEC 99     DEC 00      DEC 01
 COMMSCOPE INC                                    100       88.62      109.35      262.20     107.72      138.34

 S&P 500 INDEX                                    100       104.38     134.12      162.45     147.66      130.11

 TELECOMMUNICATIONS EQUIP-MID                     100       114.21      92.36      442.22     188.56      312.85

*$100 invested on July 28, 1997 including reinvestment of dividends.


                    BENEFICIAL OWNERSHIP OF COMMON STOCK

     The table below sets forth information as to the beneficial ownership of Common Stock as of March 22, 2002 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company's management, beneficial owners of 5% or more of the outstanding Common Stock.


                                                        Shares of Common           % of Shares Outstanding
                     Name                          Stock Beneficially Owned(1)        Beneficially Owned
    --------------------------------------         -------------------------       ------------------------
Lucent Technologies Inc. (2)                               10,200,000                        16.5
Edward D. Breen (3)                                            27,666                          *
Frank M. Drendel (4)(13)                                      983,124                         1.6
Duncan M. Faircloth (5)                                        21,000                          *
Brian D. Garrett (6)(13)                                      285,699                          *
Boyd L. George (7)                                             36,666                          *
George N. Hutton, Jr. (8)                                      27,999                          *
Jearld L. Leonhardt (9)(13)                                   270,411                          *
Gene W. Swithenbank (10)(13)                                  145,356                          *
June E. Travis                                                  1,000                          *
James N. Whitson (11)                                          27,666                          *
Frank B. Wyatt, II (12)(13)                                    79,017                          *
All current directors and executive officers
   of the Company as a group (15 persons)(14)               2,264,759                         3.7



* The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following
         March 22, 2002. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 22, 2002 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common
         Stock subject to options to be awarded in the future under the 1997 LTIP.

(2)      This  information  is obtained from a Schedule 13G, dated November
         26, 2001,  filed with the Commission by Lucent  Technologies  Inc.
         ("Lucent"). Lucent reports that it has sole voting power and sole dispositive power over 10,200,000 shares.

(3) Includes 26,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(4) Includes 630,319 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.
         Also includes 100 shares held by the spouse of Frank M. Drendel.


(5) Includes 20,000 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(6) Includes 203,797 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(7) Includes 26,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002. Also includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(8) Includes 26,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(9) Includes 235,382 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(10) Includes 135,885 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(11) Includes 26,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(12) Includes 66,931 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002.

(13) Includes the number of shares of Common Stock which were held by the trustee of the Employees Retirement Savings Plan and were allocated to the individual's respective account under the Employees Retirement Savings Plan as of February 28, 2002 as follows: Frank M. Drendel, 955 shares; Brian D. Garrett, 883 shares; Jearld L. Leonhardt, 1,580 shares; Frank B. Wyatt, II, 5,671 shares; and Gene W. Swithenbank, 4,705 shares.

(14) Includes 1,713,019 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 22, 2002. Includes an aggregate of 18,790 shares of Common Stock which were held by the trustees of the Employees Retirement Savings Plan and were allocated to the current officers' respective accounts under the Employees Retirement Savings Plan as of February 28, 2002.

                PROPOSAL TWO: APPROVAL OF THE AMENDMENT AND
     RESTATEMENT OF THE AMENDED AND RESTATED COMMSCOPE, INC. 1997 LONG-
                            TERM INCENTIVE PLAN

  GENERAL

     The CommScope, Inc. 1997 Long-Term Incentive Plan was approved by the Company's Board of Directors and GI Delaware, as sole stockholder of the Company, prior to the Spin-off. The Board of Directors of the Company approved an amendment and restatement of this plan, the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (the "1997 LTIP"), on February 12, 1998. Stockholders of the Company approved the 1997 LTIP at the Annual Meeting on May 1, 1998 and subsequently approved an amendment to the 1997 LTIP at the 2000 Annual Meeting. The Board of Directors of the Company approved the amendment and restatement of the 1997 LTIP (the "2002 Amendment and Restatement") on March 21, 2002, subject to stockholder approval at the 2002 Annual Meeting. The 2002 Amendment and Restatement, among other things, increases the number of shares of Common Stock available for future grants of Awards under the plan by 3 million shares (the "Additional Shares"). As of March 22, 2002, only approximately 895,000 shares of Common Stock were available for future grant. The Company believes that it is in the best interests of the Company to increase the maximum number of shares that may be made subject to Awards under the 1997 LTIP in order (i) to continue to attract and retain key employees and (ii) to provide additional incentive and reward opportunities to current employees to encourage them to enhance the profitable growth of the Company.

     The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, and phantom stock to employees of the Company and its Subsidiaries and the granting of stock options and stock awards to certain nonemployee directors (collectively or individually, "Awards").

     The Company now submits the 2002 Amendment and Restatement for stockholder approval. If such stockholder approval is not obtained, no Awards will be granted in respect of Additional Shares.

     The principal provisions of the 1997 LTIP, as amended and restated, are summarized below. This summary, however, does not purport to be complete and is qualified in its entirety by the terms of the 1997 LTIP, as amended and restated, included as Appendix B to this Proxy Statement. All capitalized terms used below and not defined herein have the meaning set forth in the 1997 LTIP, unless otherwise indicated.

  PURPOSE OF THE 1997 LTIP

     The Company's Board of Directors believes that Awards will provide a means by which employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as equity owners, and aligning their interest with those of the Company's stockholders. The 1997 LTIP is also intended to attract and retain employees and to provide those employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

  DESCRIPTION OF THE 1997 LTIP

     The 1997 LTIP must be administered by a committee (the "Committee") consisting of at least two directors of the Company who are "nonemployee directors" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, and to the extent necessary for any Award intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code to so qualify, each member of the Committee must be an "outside director" within the meaning of Section 162(m). If one or more members of the Committee is not a "non-employee director" within the meaning of Rule 16(b)-3 and an "outside director" within the meaning of Section 162(m) but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, than the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. The 1997 LTIP is currently administered by the Compensation Committee. Except to the extent necessary for any Award intended to qualify as performance-based compensation to so qualify, the authority of the Committee may be exercised by the full Board or, with respect to Awards to be granted to participants who are not subject to Section 16 of the Exchange Act, by a committee, consisting of at least one director, appointed by the Board. The Committee will (i) select those employees to whom Awards will be granted, and (ii) determine the type, size and the terms and conditions of Awards, including the per share purchase price of restricted stock and Options, and the restrictions or performance criteria relating to restricted stock, phantom stock, performance units and performance shares. The Committee will also construe and interpret the 1997

LTIP. The Committee will have the authority to cancel outstanding Awards and make adjustments to outstanding Awards with the consent of the Grantee and to accelerate the exercisability of Awards or to waive the restrictions and conditions applicable to Awards. However, except in the case of a Change in Capitalization, the exercise price of outstanding Options may not be decreased and Awards may not by cancelled of forfeited and re-granted to effect the same result.

     The maximum number of shares of Common Stock that may be made the subject of Awards granted under the 1997 LTIP is 9,600,000 million (in addition to the Substitute and Spin-off Options that, as described below, were issued pursuant to the 1997 LTIP in connection with the Spin-off); provided, however, that in the aggregate, not more than 200,000 shares of Common Stock may be made the subject of Awards other than Options. The maximum number of Shares with respect to which Options (other than Substitute and Spin-off Options) and Awards may be granted to any individual in any three calendar year period is 750,000. The maximum dollar amount of cash or the Fair Market Value of shares of Common Stock that may be granted to any individual in any calendar year with respect to Performance Units denominated in dollars may not exceed $1 million. In the event of a Change in Capitalization, however, the Committee may adjust the maximum number and class of shares which are subject to outstanding Awards and the purchase price therefor. In addition, if any Award (including the Substitute and Spin-off Options) is canceled or expires or terminates or is settled in cash (including the settlement of tax withholding obligations using shares of Common Stock) without having been exercised, the shares of Common Stock subject to that Award again become available for granting under the 1997 LTIP. If any Option is exercised by tendering shares of Common Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under the 1997 LTIP will be increased by the number of shares so tendered.

  ELIGIBILITY

     Any of the Company's and its Subsidiaries' approximately 3,100 employees and any of the Company's nonemployee directors are eligible to participate in the 1997 LTIP.

  OPTIONS

     Pursuant to the 1997 LTIP, the Committee will grant to each nonemployee director of the Company Nonqualified Stock Options to purchase 20,000 shares of Common Stock in connection with his or her initial election to the Board and an additional Option in respect of 20,000 shares of Common Stock on each third anniversary of each nonemployee director's first appointment to the Board, if such nonemployee director is still serving on the Board ("Formula Director Options"). The per share exercise price of the Formula Director Options is equal to 100% of the Fair Market Value on the Grant Date. Each Formula Director Option will have a ten year term and will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date. If a nonemployee director ceases to serve as a director of the Company for any reason, his or her Formula Director Options will be exercisable, during their remaining terms, to the extent that they were exercisable on the date the director ceased to serve as a director. The Committee may also make discretionary Nonqualifed Stock Option grants to nonemployee directors to acquire unrestricted or restricted stock from time to time.

     In addition, the Committee may grant Nonqualified Stock Options and Incentive Stock Options to any eligible employee of the Company or its Subsidiaries. The per share exercise price of the Options is fixed by the Committee when the Options are granted and must be at least, and in the case of Options granted to nonemployee directors will be, 100% of the Fair Market Value of the Common Stock on the Option Grant Date (110% in the case of an Incentive Stock Option granted to a 10% owner).

     Each Option (other than Formula Director Options) will be exercisable at the times and in the installments determined by the Committee, commencing not earlier than the first anniversary of the Option Grant Date. All outstanding Options will become fully vested and exercisable upon a Change in Control. A "Change of Control" under the 1997 LTIP means, generally: (i) the acquisition by any Person of beneficial ownership of voting securities resulting in such Person beneficially owning 33% or more of the combined voting power of the Company's then outstanding voting securities; (ii) the individuals who, as of July 23, 1997, the date the 1997 LTIP was adopted, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; or
(iii) consummation of: (A) a merger, consolidation or reorganization involving the Company unless: (1) the stockholders of the Company, immediately before such merger, consolidation etc. own, following such merger, consolidation or reorganization at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization in substantially the same proportion as before the merger, consolidation or reorganization; and (2) the members of the Incumbent Board immediately prior to the merger, consolidation or reorganization constitute at least a majority of the Board of the Surviving Corporation; and (3) no Person has beneficial ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities; (B) a complete liquidation or dissolution of the Company; or (C) the disposition of all or substantially all of the assets of the Company.

     In addition, the Committee reserves the authority to accelerate the exercisability of any Option (other than Formula Director Options). Each
Option (other than Formula Director Options) terminates at the time determined by the Committee, except that the term of each Option may not exceed ten years (five years in the case of an Incentive Stock Option granted to a 10% owner). Options are not transferable by the Grantee except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative or, except as would cause an Incentive Stock Option to lose its status as such, by a bankruptcy trustee; provided, however, that the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of the grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In the discretion of the Committee, the purchase price for shares acquired pursuant to the exercise of an option may be paid (i) in cash, (ii) by transferring shares of unrestricted Common Stock to the Company, (iii) through simultaneous sale through a broker of shares of unrestricted stock acquired on exercise or (iv) by a combination of the foregoing.

  RESTRICTED STOCK

     The Committee will determine when each restricted stock Award is made, the terms of the restricted stock Award, including the price, if any, to be paid by the Grantee for the restricted stock, the restrictions placed on the shares and the time or times when the restrictions will lapse, provided, however, that, except in the case of shares of restricted stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's termination of employment, as determined by the Committee and set forth in an Award Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant Date. In addition, when restricted stock is granted under the 1997 LTIP, the Committee may, in its discretion, decide: (i) whether dividends paid on the restricted stock will be remitted to the Grantee or deferred until the restrictions on the restricted stock Award lapse; (ii) whether any deferred dividends will be invested in additional shares of the Common Stock; (iii) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock; (iv) whether any stock dividends paid on the restricted stock Award will be subject to the restrictions applicable to the restricted stock Award; and (v) whether, and to what extent, the restrictions on the restricted stock shall lapse upon a Change in Control.

  PERFORMANCE UNITS AND PERFORMANCE SHARES

     The Committee may grant performance units or performance shares to any eligible individual. Before the grant of any performance unit or performance share, the Committee will (i) designate a Measuring Period, of not less than one year nor more than five years, for the measurement of the extent to which performance goals are attained; (ii) determine performance goals applicable to such grant; and (iii) assign a Performance Percentage to each level of attainment of performance goals during the Measuring Period. The performance goals applicable to performance units or performance shares shall, in the discretion of the Committee, be based on earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of grant or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance goals have been satisfied. The agreements evidencing Awards of performance units and performance shares will set forth the terms and conditions of Awards, including those applicable in the event of the Grantee's Termination of Employment or a Change of Control. Performance units may be denominated in dollars or in shares of Common Stock, and payments in respect of vested performance units will be made in cash, shares of Common Stock or any combination of the foregoing, as determined by the Committee. Performance shares are initially denominated in shares of Common Stock, but the Committee may ultimately settle performance share Awards in cash, shares of Common Stock or a combination thereof, at its discretion.

  PHANTOM STOCK

     The Committee may grant phantom stock to any eligible employee, subject to the terms and conditions established by the Committee. Upon the vesting of a phantom stock Award, the Grantee will be entitled to receive a cash payment in respect of each share of phantom stock equal to the Fair Market Value of a share of Common Stock as of the date the phantom stock Award was granted or such other date as determined by the Committee when the phantom stock Award was granted. The Committee may, when a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock.

  TANDEM AWARDS

     The 1997 LTIP provides that the Committee may grant any Award in tandem with another Award. Unless otherwise provided by the Committee, upon the exercise, payment or forfeiture of one tandem Award, the related tandem Award will be canceled to the extent of the number of shares as to which the tandem Award is so exercised, paid or forfeited.

  AMENDMENT AND TERMINATION

     The 1997 LTIP will terminate on July 23, 2007, the tenth anniversary of its adoption. However, the Board of Directors may sooner terminate or amend the 1997 LTIP at any time without stockholder approval, except where stockholder approval is required to retain the favorable tax treatment of Incentive Stock Options under the Code, to qualify the shares offered under the 1997 LTIP for listing on any securities exchange, or to permit transactions pursuant to the plan to be exempt from potential liability under Section 16(b) of the 1934 Act. The termination of the 1997 LTIP will not affect then outstanding Awards.

  SUBSTITUTE OPTIONS AND SPIN-OFF OPTIONS

     On August 1, 1997, Substitute Options were issued under the 1997 LTIP to officers, key employees and certain nonemployee directors of the Company and Spin-off Options were issued to certain former directors of General Instrument Corporation to replace options awarded under the General
Instrument Corporation 1993 Long-Term Incentive Plan. The terms and conditions of each Substitute and Spin-off Option issued under the 1997 LTIP, including, without limitation, the time or times when, and the manner in which, each shall be exercisable, the duration of the exercise period, the permitted method of exercise, settlement and payment, and the rules that shall apply in the event of termination of employment, were the same as those of the surrendered award it replaced.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO AWARDS UNDER THE 1997 LTIP

     Incentive Stock Option ("ISO"). In general, a Grantee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its Subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the Fair Market Value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a Grantee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Grantee whose employment is terminated due to disability). The employment requirement does not apply where a Grantee's employment is terminated due to his or her death.

     If a Grantee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Grantee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If a Grantee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Grantee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the Fair Market Value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will generally be capital gain. If the Grantee sells the shares in a Disqualifying Disposition at a price below the Fair Market Value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, the Company and its Subsidiaries will be allowed a business expense deduction to the extent a Grantee recognizes ordinary income.

     Nonqualified Stock Option. In general, a Grantee who receives a Nonqualified Stock Option will recognize no income at the time of the grant of the option. In general, upon exercise of a Nonqualified Stock Option, a Grantee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the Fair Market Value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a Nonqualified Stock Option will equal the Fair Market Value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its Subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the Grantee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a Nonqualified Stock Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a Change in Control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a Grantee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the 1997 LTIP with the intention that compensation resulting from the exercise of Options, and from performance shares and performance units, qualify as "performance-based compensation" and, if so qualified, be deductible.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO, THE AMENDMENT AND RESTATEMENT OF THE 1997 LTIP TO, AMONG OTHER THINGS, INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 3 MILLION SHARES. PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1997 LTIP UNLESS OTHERWISE SPECIFIED IN THE PROXY.

               2001 AND 2002 AWARDS MADE UNDER THE 1997 LTIP

     Awards under the 1997 LTIP are made at the discretion of the Compensation Committee, and, accordingly, future awards under the 1997 LTIP are not yet determinable. The following table sets forth information concerning awards made under the 1997 LTIP during the year ended December 31, 2001 and in February and March of 2002. Such awards are not necessarily indicative of awards that may be made in the future.

                             NEW PLAN BENEFITS

                                                                  SHARES SUBJECT TO AWARDS
                                                                            UNDER
NAME AND POSITION                                                   THE 1997 LTIP (#) (A)
-----------------                                               ---------------------------
Frank M. Drendel
Chairman and Chief Executive Officer                                      155,000

Brian D. Garrett
President and Chief Operating Officer                                     75,000

Jearld L. Leonhardt
Executive Vice President and Chief Financial Officer                      50,000

Gene W. Swithenbank
Executive Vice President, Global Broadband Sales & Marketing              32,000

Frank B. Wyatt, II
Senior Vice President, General Counsel and Secretary                      20,000

All current executive officers as a group (9 persons
including those named above)                                              444,000

All current directors (including nominees for director) who
are not executive officers as a group (6 persons)                         61,000 (b)

All employees (other than current executive officers and
directors who are not executive officers) as a group who were
granted awards under the 1997 LTIP (528 persons)                         971,756



---------------------------

(a) Except as indicated below in footnote (b), represents options granted under the 1997 LTIP during the year ended December 31, 2001 and in February and March of 2002. Ordinarily the Company has awarded options annually under the 1997 LTIP in December of a given year. However, in December 2001, the Company did not award any options under the 1997 LTIP because the Company was considering changing the timing of option grants from an annual basis to a different basis and evaluating the impact of a recent acquisition on its stock option plans. In February 2002, the Company made option grants that were consistent with those that would have been made in December 2001.

(b)  Includes an award of 1,000 shares of stock pursuant to the 1997 LTIP.

     The per share closing price of the Common Stock on March 18, 2002, as reported on the New York Stock Exchange Composite Tape, was $18.15.

           PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2002 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company's independent auditor since July 1997. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

     Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor would be considered by the Board of Directors in determining whether to continue with the services of Deloitte & Touche LLP.

                            INDEPENDENT AUDITORS

     AUDIT FEES

     The aggregate fees and expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates ("Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 and the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for that year amounted to $691,282.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees and expenses billed by Deloitte for professional information technology services rendered to the Company relating to financial information systems design and implementation for the year ended December 31, 2001 amounted to $183,818.

     ALL OTHER FEES

     The aggregate fees and expenses billed by Deloitte for professional services rendered to the Company relating to services other than those described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2001 amounted to $1,290,237. This amount includes $1,078,600 of tax-related fees and $211,637 of audit-related fees.

     The Audit Committee of the Company's Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte, as discussed above, is compatible with maintaining their independence.

        STOCKHOLDER PROPOSALS FOR THE COMPANY'S 2003 ANNUAL MEETING

     Stockholders who intend to present proposals at the 2003 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, and such notice must be received no later than November 30, 2002. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company's proxy statement for its 2003 Annual Meeting of Stockholders.

     In addition, under the Company's By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at the Annual Meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder's notice must contain the specific information required by the Company's By-laws. A copy of the Company's By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

                          SOLICITATION OF PROXIES

     Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a fee of $5,000 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

                               OTHER MATTERS

     The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

         The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, Attention: Investor Relations.

                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                          /s/ Frank B. Wyatt, II
                                          Frank B. Wyatt, II
                                          Secretary

Dated:  March 27, 2002
Hickory, North Carolina

                                                               APPENDIX A

                              COMMSCOPE, INC.

                          AUDIT COMMITTEE CHARTER

The Board of Directors of CommScope, Inc. (the "Company") has established an Audit Committee (the "Committee") with general responsibility and specific duties as described below.

COMPOSITION:
-----------

The Committee shall be comprised of not less than three Directors who shall meet the requirements of the New York Stock Exchange. Committee membership shall be approved by the Board of Directors.

RESPONSIBILITY:
--------------

The Committee's responsibility is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Accountant. The Independent Accountant is ultimately accountable to the Board of Directors and the Committee.

ATTENDANCE:
----------

Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, two Committee members shall constitute a quorum. As necessary, the Chairperson may request members of Management, the Internal Audit Manager, and representatives of the Independent Accountant to be present at meetings.

MINUTES OF MEETINGS:
-------------------

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee.

SPECIFIC DUTIES:
---------------

The Committee is to:

1. Review, at least annually, with the Company's Management, the Independent Accountant, and the Internal Audit Manager, the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls.

2.   Review the Committee's Charter annually, and update as appropriate.

3. Recommend to the Board of Directors the Independent Accountant to be selected (subject to ratification by the stockholders), evaluate the Independent Accountant, approve the compensation of the Independent Accountant, and review and approve any discharge of the Independent Accountant.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Internal Audit Manager.

5. Receive periodic written statements, at least annually, from the Independent Accountant regarding its independence and delineating all relationships between it and the Company, discuss such reports with the Independent Accountant, and if so determined by the Committee, recommend that the Board take appropriate action.

6. Become familiar with the accounting and reporting principles and practices applied by the Company in preparing its financial statements and discuss with the Independent Accountant and Management judgments about the quality, not just the acceptability, of the Company's accounting principles, to include their clarity, consistency and completeness.

7. Review, at least annually, with Management and the Internal Audit Manager the adequacy and the scope of the annual internal audit plan, and any significant audit findings.

8. Review, prior to the annual audit, the scope and general extent of the Independent Accountant's audit examinations.

9. Review with Management and the Independent Accountant, upon completion of their audit, financial statements for the year prior to their filing with the Securities and Exchange Commission. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 89, relating to the conduct of the year-end audit.

10. Discuss, at least annually, with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations that the Independent Accountant may have.

11. Review, at least annually, with Management and the Independent Accountant any related party transactions of the Company which would be subject to disclosure in the Company's annual proxy statement pursuant to the rules of the Securities and Exchange Commission and any material off-balance sheet financings being used by the Company.

12.  Report  Committee   actions  to  the  Board  of  Directors  with  such
     recommendations, as the Committee may deem appropriate.

13. Prepare the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 annual meeting.

14. Perform such other functions as may be required by law, the Company's Certificate of Incorporation or By-Laws of the Board.

                                                                 APPENDIX B









                            AMENDED AND RESTATED

                              COMMSCOPE, INC.

                       1997 LONG-TERM INCENTIVE PLAN

                   (AS AMENDED AND RESTATED MAY 3, 2002)

                             TABLE OF CONTENTS

                                                                         Page

1.    Establishment, Purpose and Effective Date...........................B-1

(a)   Establishment.......................................................B-1
(b)   Purpose.............................................................B-1
(c)   Effective Date......................................................B-1

2.    Definitions.........................................................B-1

3.    Scope of the Plan...................................................B-6

(a)   Number of Shares Available Under the Plan...........................B-6
(b)   Reduction in the Available Shares in Connection with Award Grants...B-6
(c)   Effect of the Expiration or Termination of Awards...................B-7

4.    Administration......................................................B-7

(a)   Committee Administration............................................B-7
(b)   Board Reservation and Delegation....................................B-7
(c)   Committee Authority.................................................B-8
(d)   Committee Determinations Final......................................B-9

5.    Eligibility.........................................................B-9

6.    Conditions to Grants................................................B-9

(a)   General Conditions..................................................B-9
(b)   Grant of Options and Option Price..................................B-10
(c)   Grant of Incentive Stock Options...................................B-11
(d)   Grant of Shares of Restricted Stock................................B-11
(e)   Grant of Performance Units and Performance Shares..................B-14
(f)   Grant of Phantom Stock.............................................B-15
(g)   Grant of Director's Shares.........................................B-15
(h)   Tandem Awards......................................................B-15

7.    Non-transferability................................................B-15

8.    Exercise...........................................................B-16

(a)   Exercise of Options................................................B-16
(b)   Exercise of Performance Units......................................B-17
(c)   Payment of Performance Shares......................................B-18
(d)   Payment of Phantom Stock Awards....................................B-18
(e)   Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards..B-18

9.    Spin-off and Substitute Options....................................B-18

10.        Effect of Certain Transactions................................B-19

11.        Mandatory Withholding Taxes...................................B-19

12.        Termination of Employment.....................................B-19

13.        Securities Law Matters........................................B-20

14.        No Funding Required...........................................B-20

15.        No Employment Rights..........................................B-20

16.        Rights as a Stockholder.......................................B-20

17.        Nature of Payments............................................B-21

18.        Non-Uniform Determinations....................................B-21

19.        Adjustments...................................................B-21

20.        Amendment of the Plan.........................................B-22

21.        Termination of the Plan.......................................B-22

22.        No Illegal Transactions.......................................B-22

23.        Governing Law.................................................B-22

24.        Severability..................................................B-22

25.        Translations..................................................B-23

      1. Establishment, Purpose and Effective Date.

          (a) Establishment. The Company hereby establishes the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as set forth herein and from time to time amended, the "Plan").

          (b) Purpose. The primary purpose of the Plan is to provide a means by which key employees and directors of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries, focusing their attention on managing the Company as an equity owner, and aligning their interests with those of the Company's stockholders. The Plan also is intended to attract and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

          (c) Effective Date. The Plan shall become effective upon its adoption by the Board.

      2. Definitions.

     As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               (a) "Award" means Options, shares of restricted Stock, performance units, performance shares or Director's Shares granted under the Plan.

               (b) "Award Agreement" means the written agreement by which an Award is evidenced.

               (c) "Beneficial Owner," "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

               (d)  "Board" means the board of directors of the Company.

               (e) "Change in Capitalization" means any increase or reduction in the number of shares of Stock, or any change in the shares of Stock or exchange of shares of Stock for a different number or kind of shares or other securities by reason of a stock dividend, extraordinary dividend, stock split, reverse stock split, share combination, reclassification, recapitalization, merger, consolidation, spin-off, split-up, reorganization, issuance of warrants or rights, liquidation, exchange of shares, repurchase of shares, change in corporate structure, or similar event, of or by the Company.

               (f)  "Change of Control" means, any of the following:

                    (i) the acquisition by any Person of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such
               Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

                    (ii) the individuals who, as of the Effective Date, are
               members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                    (iii) consummation of:

                         (A)  a  merger,  consolidation  or  reorganization
                    involving  the  Company  (a  "Business   Combination"),
                    unless

                              (1)   the   stockholders   of  the   Company,
                    immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                              (2) the  individuals  who were members of the
                    Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                              (3) no Person  (other than the Company or any
                    Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of clauses (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

                    (B) a complete liquidation or dissolution of the Company; or

                    (C)  the   sale  or   other   disposition   of  all  or
          substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

          Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

               (g) "Committee" means the committee of the Board appointed pursuant to Article 4.

               (h) "Company" means CommScope, Inc., a Delaware corporation.

               (i) "Director's Shares" means the shares of Stock awarded to a nonemployee director of the Company pursuant to
                    Article 6(g).

               (j) "Disability" means a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the duties to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

               (k) "Effective Date" means the date that the Plan is adopted by the Board.

               (l) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

                    (i) if the  security  is listed for  trading on the New
               York Stock Exchange, the closing price at the close of the primary trading session of the security on such date on the New York Stock Exchange, or if there has been no such closing price of the security on such date, on the next preceding date on which there was such a closing price, or

                    (ii) if the security is not so listed, but is listed on
               another national securities exchange, the closing price at the close of the primary trading session of the security on such date on such exchange, or if there has been no such closing price of the security on such date, on the next preceding date on which there was such a closing price, or

                    (iii) if the  security is not listed for trading on the
               New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the security on such date as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such price shall have been so quoted for such date, on the next preceding date for which such price was so quoted, or

                    (iv) if the  security  is not listed  for  trading on a
               national securities exchange or is not authorized for quotation on NASDAQ, the fair market value of the security as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code.

               (m) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

               (n) "Grantee" means an individual who has been granted an Award.

               (o) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Internal Revenue Code and designated by the Committee as an Incentive Stock Option.

               (p) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular Section of the Internal Revenue Code shall include references to successor provisions.

               (q) "Measuring Period" has the meaning specified in Article 6(f)(ii)(B).

               (r) "Minimum Consideration" means the $.0l par value per share of Stock or such larger amount determined pursuant to resolution of the Board to be capital within the meaning of Section 154 of the Delaware General Corporation Law.

               (s) "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (t) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option or other type of statutory stock option under the Internal Revenue Code.

               (u)  "Option"  means an option to purchase  Stock granted or
                    issued  under  the  Plan,   including   Substitute  and
                    Spin-off Options.

               (v)  "Option  Price" means the per share  purchase  price of
                    (i) Stock subject to an Option or (ii) restricted Stock subject to an Option.

               (w) "Performance-Based Compensation" means any Option or Award that is intended to constitute "performance based compensation" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code and the regulations promulgated thereunder.

               (x)  "Performance  Percentage" has the meaning  specified in
                    Article 6(f)(ii)(C).

               (y) "Person" means a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

               (z)  "Plan" has the meaning set forth in Article 1(a).

               (aa) "SEC" means the Securities and Exchange Commission.

               (bb) "Section  16  Grantee"   means  a  person   subject  to
                    potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

               (cc) "Spin-off  Option" means an Option that has been issued under this Plan to certain named persons pursuant to the Employee Benefits Allocation Agreement between General Semiconductor, Inc. ("GS"), CommScope, Inc. and the Company, dated June 25, 1997, as amended, modified, or otherwise supplemented (the "Benefits Agreement").

               (dd) "Stock" means common  stock,  par value $.01 per share, of the Company.

               (ee) "Subsidiary" means (i) except as provided in subsection
                    (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Internal Revenue Code with respect to the Company, and
                    (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options, any entity, whether or not incorporated, in which the Company directly or indirectly owns either (A) Voting Securities possessing at least 50% of the Voting Power of such entity, or (B) if such entity does not issue Voting Securities, at least 50% of the ownership interests in such entity.

               (ff) "Substitute  Option"  means  an  Option  that  has been issued under this Plan to certain persons pursuant to the Benefits Agreement.

               (gg) "10%  Owner"  means a person who owns stock  (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the Voting Power of the Company.

               (hh) "Termination  of  Employment"  occurs  the first day on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day on which the Company no longer owns Voting Securities possessing at least 50% of the Voting Power of such Subsidiary.

               (ii) "Voting  Power" means the combined  voting power of the then outstanding Voting Securities.

               (jj) "Voting  Securities" means, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company.

          3. Scope of the Plan.

          (a) Number of Shares Available Under the Plan. The maximum number of shares of Stock that may be made the subject of Awards granted under the Plan is 9,600,000 plus the number of shares of Stock that are covered by Substitute Options and Spin-off Options (or the number and kind of shares of Stock or other securities to which such shares of Stock are adjusted upon a Change in Capitalization pursuant to Article 18); provided, however, that in the aggregate, not more than 200,000 shares of Stock may be made the subject of Awards other than Options. The maximum number of shares of Stock that may be the subject of Options (other than Substitute Options and Spin-off Options) and Awards granted to any individual pursuant to the Plan in any three (3) calendar year period may not exceed 750,000. The maximum dollar amount of cash or the Fair Market Value of Stock that any individual may receive in any calendar year in respect of performance units denominated in dollars may not exceed $1,000,000. The Company shall reserve for the purpose of the Plan, out of its authorized but unissued shares of Stock or out of shares held in the Company's treasury, or partly out of each, such number of shares as shall be determined by the Board. The Board shall have the authority to cause the Company to purchase from time to time shares of Stock to be held as treasury shares and used for or in connection with Awards. The issuance of Substitute Options and Spin-off Options shall not reduce the shares available for grants under the Plan or to a Grantee in any calendar year.

          (b) Reduction in the Available Shares in Connection with Award Grants. Upon the grant of an Award, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced as follows:
                    (i) Performance Units Denominated in Dollars. In connection with the granting of each performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by the quotient of (x) the dollar amount represented by the performance unit divided by (y) the Fair Market Value of a share of Stock on the date immediately preceding the Grant Date of the performance unit.

                    (ii) Other Awards. In connection with the granting of each Award, other than a performance unit denominated in dollars, the number of shares of Stock available under Article 3(a) for the granting of further Awards shall be reduced by a number of shares equal to the number of shares of Stock in respect of which the Award is granted or denominated; provided, however, that if any Award is exercised by tendering shares of Stock, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of shares of Stock available under Section 3(a) shall be increased by the number of shares of Stock so tendered.

     Notwithstanding the foregoing, where two or more Awards are granted with respect to the same shares of Stock, such shares shall be taken into account only once for purposes of this Article 3(b).

          (c) Effect of the Expiration or Termination of Awards. If and to the extent an Option or Award (including a Substitute Option or a Spin-off Option) expires, terminates or is canceled, settled in cash (including the settlement of tax withholding obligations using shares of Stock) or forfeited for any reason without having been exercised in full (including, without limitation, a cancellation of an Option pursuant to Article 4(c)(vi)), the shares of Stock associated with the expired, terminated, canceled, settled or forfeited portion of the Award (to the extent the number of shares available for the granting of Awards was reduced pursuant to Article 3(b)) shall again become available for Awards under the Plan.

     4. Administration.

          (a) Committee Administration. The Plan shall be administered by the Committee, which shall consist of not less than two "non-employee directors" within the meaning of Rule 16b-3, and to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. For purposes of the preceding sentence, if one or more members of the Committee is not a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.
          (b)  Board  Reservation  and  Delegation.  Except  to the  extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder and may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

          (c) Committee Authority. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                    (i) to grant Awards,

                    (ii) to determine  (A) when Awards may be granted,  and
          (B) whether or not specific Awards shall be identified with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards,

                    (iii) to issue Substitute Options and Spin-off Options,

                    (iv)  to   interpret   the   Plan   and  to  make   all
          determinations necessary or advisable for the administration of the Plan,

                    (v) to prescribe, amend, and rescind rules and regulations relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

                    (vi) to determine the terms and provisions of the Award Agreements, which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time,

                    (vii) to cancel, with the consent of the Grantee, outstanding Awards,

                    (viii) except with respect to Nonqualified Stock Options granted to nonemployee directors pursuant to Section 6(b)(ii)(A) hereof, to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

                    (ix) to authorize any action of or make any determination by the Company as the Committee shall deem necessary or advisable for carrying out the purposes of the Plan, and

                    (x) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee.

     Notwithstanding anything herein to the contrary, the exercise price of outstanding Options may not be decreased (except pursuant to Section 19 of the Plan) and Options may not be cancelled or forfeited and re-granted to effect the same result. Notwithstanding anything herein to the contrary, with respect to Grantees working outside the United States, the Committee may determine the terms and provisions of the Award Agreements and make such adjustments or modifications to Awards as are necessary and advisable to fulfill the purposes of the Plan.

          (d) Committee Determinations Final. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     5. Eligibility.

     Awards may be granted to any employee of the Company or any of its Subsidiaries, and Nonqualified Stock Options may be granted to nonemployee directors of the Company pursuant to Article 6(b)(ii)(B). In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. In addition, Nonqualified Stock Options will be automatically granted to nonemployee directors of the Company, as set forth in Article 6(b)(ii)(A), and Director's Shares will be automatically issued to nonemployee directors of the Company pursuant to Article 6(g).


     6. Conditions to Grants.


               (a) General Conditions.

                    (i) The  Grant  Date of an  Award  shall be the date on
               which the Committee grants the Award or such later date as specified in advance by the Committee.

                    (ii) The term of each Award  (subject  to Article  6(c)
               with respect to Incentive Stock Options) shall be a period of not more than ten years from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement; provided, however, that the
               Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Grantee, be exercised for up to one year following the date of the

               Grantee's death even if such period extends beyond ten years from the date the Option is granted.

                    (iii) A Grantee may, if otherwise eligible,  be granted
               additional Awards in any combination.

                    (iv) The  Committee  may grant  Awards  with  terms and
               conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

               (b) Grant of Options and Option Price. The Committee may, in its discretion, and shall as provided in Article 6(b)(ii), grant Options as follows:


                    (i) Employee Options.  Options to acquire  unrestricted
               Stock or restricted Stock may be granted to any employee eligible under Article 5 to receive Awards. No later than the Grant Date of any Option, the Committee shall determine the Option Price which shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

                    (ii) Nonemployee Director Options.

                        (A). Automatic Grants. Nonqualified Stock Options with respect to 20,000 shares of unrestricted Stock shall be granted to each nonemployee director of the Company upon his or her initial election to the Board and every three years thereafter on the anniversary of such nonemployee director's initial election to the Board as long as such nonemployee director is then still serving on the Board.

                        (B). Discretionary Grants. Nonqualified Stock Options to acquire unrestricted or restricted stock may be granted to nonemployee directors of the Company from time to time.

                        (C). Terms Applicable to all Nonemployee Director Options. Each Nonqualified Stock Option granted to a nonemployee director will be granted at an Option Price equal to 100% of the Fair Market Value of the Stock on the Grant Date, will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the Grant Date, and will have a term of ten years. If a nonemployee director ceases to serve as a director of the Company for any reason, any Nonqualified Stock Option granted to such nonemployee director shall be exercisable during its remaining term, to the extent that such Nonqualified Stock Option was exercisable on the date such nonemployee director ceased to be a director.

               (c) Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be an Incentive Stock Option. Any Option designated as an Incentive Stock
Option:

                    (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                    (ii) shall have a term of not more than ten years (five
               years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                    (iii) shall, if, with respect to any grant, the aggregate Fair Market Value of Stock (determined on the Grant Date) of all Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) granted under any other stock option plan of the Grantee's employer or any parent or subsidiary thereof (in either case determined without regard to this Article 6(c)) are exercisable for the first time during any calendar year exceeds $100,000, be treated as Nonqualified Stock Options. For purposes of the foregoing sentence, Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Incentive Stock Options are first treated as Nonqualified Stock Options.

                    (iv) shall be granted within ten years from the earlier
               of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company; and

                    (v) shall  require the Grantee to notify the  Committee
               of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within ten days of such disposition.

               (d) Grant of Shares of Restricted Stock.

                    (i) The Committee may, in its discretion,  grant shares
               of restricted Stock to any employee eligible under Article 5 to receive Awards.

                    (ii) Before the grant of any shares of restricted Stock, the Committee shall determine, in its discretion:

                         (A) whether the certificates for such shares shall
                    be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited;

                         (B) the per share  purchase  price of such shares,
                    which may be zero; provided, however, that the per share purchase price of all such shares (other than treasury shares) shall not be less than the Minimum Consideration for each such share;

                         (C) the restrictions  applicable to such grant and
                    the time or times upon which any applicable restrictions on the restricted Stock shall lapse; provided, however, that except in the case of shares of restricted Stock issued in full or partial settlement of another Award or other earned compensation, or in the event of the Grantee's termination of employment, as determined by the Committee and set forth in an Award Agreement, such restrictions shall not lapse prior to the third anniversary of the Grant Date of the restricted Stock; and

                         (D)   whether   the  payment  to  the  Grantee  of
                    dividends, or a specified portion thereof, declared or paid on such shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such shares and shall be held by the Company for the account of the Grantee, whether such dividends shall be reinvested in additional shares of restricted Stock (to the extent shares are available under Article 3) subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued or otherwise reinvested in Stock or held in escrow, whether interest will be credited to the account of the Grantee with respect to any dividends which are not reinvested in restricted or unrestricted Stock, and whether any Stock dividends issued with respect to the restricted Stock to be granted shall be treated as additional shares of restricted Stock.

                    (iii) Payment of the purchase price (if greater than zero) for shares of restricted Stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than ten days after the Grant Date for such shares. Such payment may be made, as determined by the Committee in its discretion, in any one or any combination of the following:

                         (A) cash; or

                         (B) with the prior approval of the Committee, shares of restricted or unrestricted Stock owned by the Grantee prior to such grant and valued at its Fair Market Value on the business day immediately preceding the date of payment;

               provided, however, that, in the case of payment in shares of restricted or unrestricted Stock, if the purchase price for restricted Stock ("New Restricted Stock") is paid with shares of restricted Stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

                    (iv) The Committee may, but need not,  provide that all
               or any portion of a Grantee's Award of restricted Stock shall be forfeited:

                         (A) except as otherwise specified in the Award Agreement, upon the Grantee's Termination of Employment within a specified time period after the Grant Date; or

                         (B) if the Company or the Grantee does not achieve
                    specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment; or

                         (C)   upon   failure   to   satisfy   such   other
                    restrictions as the Committee may specify in the Award Agreement.

               (v) If a share of restricted Stock is forfeited, then:

                         (A) the  Grantee  shall be deemed  to have  resold
                    such share of restricted Stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

                         (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence, if not zero, as soon as is administratively practicable, but in any case within 90 days after forfeiture; and

                         (C) such share of restricted  Stock shall cease to
                    be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence, whether or not such tender is accepted by the Grantee, or the date the restricted Stock is forfeited if no purchase price was paid for the restricted Stock.

                    (vi) Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Grantee or, at the request of the Grantee, shall cause such shares to be credited to a brokerage account specified by the Grantee.

               (e) Grant of Performance Units and Performance Shares.

                    (i)  The  Committee  may,  in  its  discretion,   grant
               performance units or performance shares to any employee eligible under Article 5 to receive Awards.

                    (ii) Before the grant of any performance unit or performance share, the Committee shall:

                         (A) designate a period,  of not less than one year
                    nor more than five years, for the measurement of the extent to which performance goals are attained (the "Measuring Period");

                         (B) determine performance goals applicable to such
                    grant; provided, however, that the performance goals with respect to a Measuring Period shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Measuring Period has elapsed or (y) the date which is ninety (90) days after the commencement of the Measuring Period, and in any event while the performance relating to the performance goals remain substantially uncertain; and

                         (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to optimum attainment to be determined by the Committee from time to time.

                    (iii) The performance  goals  applicable to performance
               units or performance shares shall, in the discretion of the Committee, be based on stock price, earnings per share, operating income, return on equity or assets, cash flow, EBITDA or any combination of the foregoing. Such performance goals may be absolute or relative (to prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. At the time of the granting of performance units or performance shares, or at any time thereafter,  in either  case to the extent  permitted  under
               Section  162(m)  of  the  Internal   Revenue  Code  and  the
               regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the performance goals (or may adjust the performance goals) to reflect the impact of specified corporate transactions, special charges, foreign currency effects, accounting or tax law changes and other extraordinary or nonrecurring events.

                    (iv) Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any performance unit or performance share that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Internal Revenue Code, the Committee shall certify in writing that the applicable performance goals have been satisfied.

                    (v) Unless  otherwise  expressly stated in the relevant
               Award Agreement, each performance unit and performance share granted under the Plan is intended to be Performance-Based Compensation and the Committee shall interpret and administer the applicable provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such treatment shall be inoperative and shall not adversely affect the treatment of performance units or performance shares granted hereunder as Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such performance unit or performance share if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such performance unit or performance share to fail to qualify as Performance-Based Compensation.

               (f) Grant of Phantom Stock. The Committee may, in its discretion, grant shares of phantom stock to any employee who is eligible under Article 5 to receive Awards. Such phantom stock shall be subject to the terms and conditions established by the Committee and set forth in the applicable Award Agreement.

               (g) Grant of Director's Shares. There shall be granted Director's Shares with respect to 1,000 shares of Stock to each nonemployee director of the Company upon his or her initial election to the Board. Director's Shares shall be fully vested and transferable upon issuance.

               (h) Tandem Awards. The Committee may grant and identify any Award with any other Award granted under the Plan ("Tandem Award"), other than a Substitute Option or a Spin-off Option, on terms and conditions determined by the Committee.

     7. Non-transferability.

     Unless set forth in the applicable Award Agreement with respect to Awards other than Incentive Stock Options, no Award (other than an Award of restricted Stock) granted hereunder shall by its terms be assignable or transferable except by will or the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act). An Option may be exercised during the lifetime of a Grantee only by the Grantee or his or her guardian or legal representatives or, except as would cause an Incentive Stock Option to lose its status as such, by a bankruptcy trustee. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement evidencing an Award (other than an Incentive Stock Option) at the time of grant or thereafter, that the Award may be transferred to members of the Grantee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Award shall be deemed to be the Grantee. For this purpose, immediate family means the Grantee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Award shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee. Each share of restricted Stock shall be non-transferable until such share becomes nonforfeitable.

     8. Exercise.

     (a) Exercise of Options. Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, each Option shall be exercisable in one or more installments commencing not earlier than the first anniversary of the Grant Date of such Option; provided, however, that all Options held by each Grantee shall become fully (100%) vested and exercisable upon the occurrence of a Change of Control regardless of whether the acceleration of the exercisability of such Options would cause such Options to lose their eligibility for treatment as Incentive Stock Options. Notwithstanding the foregoing, Options may not be exercised by a Grantee for such period of time following a hardship distribution to the Grantee, to the extent such exercise is prohibited under the applicable provisions of the Internal Revenue Code and any authority thereunder. Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may be made, as determined by the Committee in its discretion with respect to Options granted to eligible employees and in all cases with respect to Options granted to nonemployee directors pursuant to Article 6(b)(ii), in any one or any combination of the following:

                    (i)  cash,

                    (ii) shares of  unrestricted  Stock held by the Grantee
               for at least six months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, and valued at its Fair Market Value on the last business day immediately preceding the date of exercise, or

                    (iii) through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

     Shares of unrestricted Stock acquired by a Grantee on exercise of an Option shall be delivered to the Grantee or, at the request of the Grantee, shall be credited directly to a brokerage account specified by the Grantee.

     (b) Exercise of Performance Units.

               (i) Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if, with respect to any performance unit, the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be deemed exercised on the date on which it first becomes exercisable.

               (ii) The benefit for each performance unit exercised shall be an amount equal to the product of

                    (A) the Unit Value (as defined below), multiplied by

                    (B) the  Performance  Percentage  attained  during  the
               Measuring Period for such performance unit.

               (iii)  The  Unit  Value  shall  be,  as   specified  by  the
          Committee,

                    (A) a dollar amount,

                    (B) an amount equal to the Fair Market Value of a share
               of Stock on the Grant Date,

                    (C) an amount equal to the Fair Market Value of a share
               of Stock on the exercise date of the performance unit, plus, if so provided in the Award Agreement, an amount ("Dividend Equivalent Amount") equal to the Fair Market Value of the number of shares of Stock that would have been purchased if each dividend paid on a share of Stock on or after the Grant Date and on or before the exercise date were invested in shares of Stock at a purchase price equal to its Fair Market Value on the respective dividend payment date, or

                    (D) an amount equal to the Fair Market Value of a share
               of Stock on the exercise date of the performance unit (plus, if so specified in the Award Agreement, a Dividend Equivalent Amount), reduced by the Fair Market Value of a share of Stock on the Grant Date of the performance unit.

               (iv) The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable (but in any event within 90 days) after the later of (A) the date the Grantee is deemed to exercise such performance unit, or (B) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Grantee or credited to a brokerage account specified by the Grantee. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

          (c) Payment of Performance Shares. Subject to Articles 4(c)(vii), 12 and 13 and such terms and conditions as the Committee may impose, and unless otherwise provided in the applicable Award Agreement, if the Committee has determined in accordance with Article 6(f)(iv) that the minimum performance goals with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award (or, at the request of the Grantee, deliver to a brokerage account specified by the Grantee) shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 8(d) shall be made as soon as administratively practicable (but in any event within 90 days) after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

          (d) Payment of Phantom Stock Awards. Upon the vesting of a phantom stock Award, the Grantee shall be entitled to receive a cash payment in respect of each share of phantom stock which shall be equal to the Fair Market Value of a share of Stock as of the date the phantom stock Award was granted, or such other date as determined by the Committee at the time the phantom stock Award was granted. The Committee may, at the time a phantom stock Award is granted, provide a limitation on the amount payable in respect of each share of phantom stock. In lieu of a cash payment, the Committee may settle phantom stock Awards with shares of Stock having a Fair Market Value equal to the cash payment to which the Grantee has become entitled.

          (e) Exercise, Cancellation, Expiration or Forfeiture of Tandem Awards. Upon the exercise, cancellation, expiration, forfeiture or payment in respect of any Award which is identified with any Tandem Award pursuant to Article 6(i), the Tandem Award shall automatically terminate to the extent of the number of shares in respect of which the Award is so exercised, cancelled, expired, forfeited or paid, unless otherwise provided by the Committee at the time of grant of the Tandem Award or thereafter.

     9. Spin-off and Substitute Options.

     Spin-off Options and Substitute Options shall be issued under this Plan pursuant to and in accordance with the terms of the Benefits Agreement. Spin-off Options and Substitute Options shall be governed by the terms of the Plan to the extent that the terms of the Plan do not conflict with the terms of the agreements evidencing the Spin-off Options and Substitute Options.

     10. Effect of Certain Transactions.

     With respect to any Award which relates to Stock, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (the "Transaction Agreement") or
(ii) if not so provided in the Transaction Agreement, each Grantee shall be entitled to receive in respect of each share of Stock subject to any outstanding Awards, upon the vesting, payment or exercise of the Award (as the case may be), the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

     11. Mandatory Withholding Taxes.

     The Company shall have the right to deduct from any distribution of cash to any Grantee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the
"Withholding Taxes") with respect to any Award. If a Grantee is to experience a taxable event in connection with (i) the receipt of an Award,
(ii) the receipt of shares pursuant to an Option exercise, (iii) the vesting or payment of another type of Award or (iv) any other event in connection with the Plan (a "Taxable Event"), the Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Award or shares or vesting or payment of such Award or occurrence of such event, as applicable. Payment of the applicable Withholding Taxes may be made, as determined by the Committee in its discretion, in any one or any combination of (i) cash, (ii) shares of restricted or unrestricted Stock owned by the Grantee prior to the Taxable Event and valued at its Fair Market Value on the business day immediately preceding the date of exercise, or (iii) by making a Tax Election (as described below). For purposes of this Article 11, the Committee may provide in the Award Agreement at the time of grant, or at any time thereafter, that the Grantee, in satisfaction of the obligation to pay
Withholding Taxes to the Company, may elect to have withheld a portion of the shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

     12. Termination of Employment.

     The Award Agreement pertaining to each Award shall set forth the terms and conditions applicable to such Award upon a Termination of Employment of the Grantee by the Company, a Subsidiary or an operating division or unit, which, except for Options granted to nonemployee directors pursuant to
Article 6(b)(ii), shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

     13. Securities Law Matters.

          (a) If the Committee deems it necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

          (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law, (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities or (iii) any other law or regulation, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts, if applicable, to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

          (c) Notwithstanding any provision of the Plan or any Award Agreement to the contrary, no shares of Stock shall be issued to any Grantee in respect of any Award prior to the time a registration statement under the Securities Act of 1933 is effective with respect to such shares.

     14. No Funding Required.

     Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

     15. No Employment Rights.

     Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     16. Rights as a Stockholder.

     A Grantee shall not, by reason of any Award (other than restricted Stock), have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan.

     17. Nature of Payments.

     Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     18. Non-Uniform Determinations.

     Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment of Terminations of Employment.

     19. Adjustments.

     In the event of Change in Capitalization, the Committee shall, in its sole discretion, make equitable adjustment of

          (a) the aggregate number and class of shares of Stock or other stock or securities available under Article 3,

          (b) the number and class of shares of Stock or other stock or securities covered by an Award and to be covered by Options granted to nonemployee directors pursuant to
                    Article 6(b)(ii),

          (c)       the Option Price applicable to outstanding Options,

          (d) the terms of performance unit and performance share grants (to the extent permitted under Section 162(m)) of the Internal Revenue Code and the regulations thereunder without adversely affecting the treatment of the performance unit or performance share as Performance-Based Compensation,

          (e) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of performance units, performance shares or phantom stock,

          (f) the maximum number and class of shares of Stock or other securities with respect to which Awards may be granted to any individual in any three calendar year period, and

          (g) the number and class of shares of Stock or other securities with respect to which Director Shares are to be granted under Article 6(h).

     20. Amendment of the Plan.

     The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to retain Incentive Stock Option treatment under Section 422 of the Internal Revenue Code, (b) to permit transactions in Stock pursuant to the Plan to be exempt from potential liability under Section 16(b) of the 1934 Act or (c) under the listing requirements of any securities exchange on which any of the Company's equity securities are listed.

     21. Termination of the Plan.

     The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

     22. No Illegal Transactions.

     The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation or applicable court order.

     23. Governing Law.

     Except where preempted by federal law, the law of the State of Delaware shall be controlling in all matters relating to the Plan, without giving effect to the conflicts of law principles thereof.

     24. Severability.

     If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

     25. Translations.

     Any inconsistency between the terms of the Plan or any Award Agreement and the corresponding translation thereof into a language other than English shall be resolved by reference, solely, to the English language document.

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 3, 2002



     The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the
"Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 3, 2002 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 27, 2002. If this proxy is returned without direction being given, this proxy will be voted "FOR" Proposals One, Two, and Three.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                       SEE REVERSE
                                                           SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, and Three.

PROPOSAL ONE: To elect two Class II directors for terms ending at the 2005 Annual Meeting of Stockholders.

FOR all nominees listed below  /___ /       WITHHOLD AUTHORITY  /___ /
(except as marked to the contrary)                 to vote for all nominees
                                                   listed below

Nominees:        Edward D. Breen and James N. Whitson

INSTRUCTION:     To withhold your vote for any individual nominee, strike a line through the nominee's name.

PROPOSAL TWO:    To approve an amendment and restatement of the Amended and
                 Restated CommScope, Inc. 1997 Long-Term Incentive Plan to, among other things, increase the shares reserved for issuance thereunder by an additional 3 million shares.


      FOR  /___ /          AGAINST /___ /           ABSTAIN  /___ /


PROPOSAL THREE:  To ratify the appointment by the Board of Directors of the
                 Company of Deloitte & Touche LLP as independent auditor for the Company for the 2002 fiscal year.


      FOR  /___ /          AGAINST /___ /           ABSTAIN  /___ /


                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s): _________________________  Date:  _________________________
Signature(s): _________________________  Date:  _________________________

                              COMMSCOPE, INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 3, 2002



The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the "Trustee") of the CommScope, Inc. of North
Carolina Employees Retirement Savings Plan, to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the "Company") to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 3, 2002 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 27, 2002.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



(IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

                                                      SEE REVERSE
                                                          SIDE

The Board of Directors recommends that stockholders vote "FOR" Proposals One, Two, and Three.

PROPOSAL ONE:    To elect two Class II  directors  for terms  ending at the
                 2005 Annual Meeting of Stockholders.

FOR all nominees listed below  /___ /       WITHHOLD AUTHORITY  /___ /
(except as marked to the contrary)                 to vote for all nominees
                                                   listed below

Nominees:        Edward D. Breen and James N. Whitson

INSTRUCTION:     To withhold your vote for any individual nominee, strike a line through the nominee's name.


PROPOSAL TWO:    To approve an amendment and restatement of the Amended and
                 Restated CommScope, Inc. 1997 Long-Term Incentive Plan to, among other things, increase the shares reserved for issuance thereunder by an additional 3 million shares.


      FOR  /___ /          AGAINST /___ /           ABSTAIN  /___ /


PROPOSAL THREE:  To ratify the appointment by the Board of Directors of the
                 Company of Deloitte & Touche LLP as independent auditor for the Company for the 2002 fiscal year.


      FOR  /___ /          AGAINST /___ /           ABSTAIN  /___ /

                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s): _________________________  Date:  _________________________
Signature(s): _________________________  Date:  _________________________


                                    2